INCOME PER SHARE (Tables)	3 Months Ended
Mar. 31, 2021
Income Per Share
Basic and diluted net income per common share calculations follows:

Basic income per share computations are based on the weighted average number of shares outstanding during each period. Dilutive earnings per share reflect the additional common shares that would have been outstanding if dilutive potential common shares had been issued. For the three month periods ended March 31, 2021 and 2020, there were no potential common shares. Basic and diluted net income per common share calculations follows:

(Dollars in Thousands, Except Share and Per Share Data)	For the three months ended March 31,
	2021	2020
Net income	$1,585	$46
Weighted average shares outstanding	23,922,086	23,922,086
Weighted average dilutive shares outstanding	23,922,086	23,922,086

Basic and diluted income per share	$0.07	$0.00